SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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FFTW Funds, Inc.
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FFTW FUNDS, INC.
200 Park Avenue
New York, New York 10166
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
October 17, 2006

Asset-Backed Portfolio, Broad Market Portfolio, Enhanced Equity Markets Portfolio, Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, High Yield Portfolio, International Portfolio, International Corporate Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Mortgage LIBOR Portfolio, U.S. Corporate Portfolio, U.S. Inflation-Indexed Portfolio, U.S. Short-Term Portfolio, U.S. Treasury Portfolio, Worldwide Portfolio and Worldwide Core Portfolio
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To the Shareholders of the above Portfolios:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Meeting”) of the following Portfolios of FFTW Funds, Inc. (the “Fund”): Asset-Backed Portfolio, Broad Market Portfolio, Enhanced Equity Markets Portfolio, Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, High Yield Portfolio, International Portfolio, International Corporate Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Mortgage LIBOR Portfolio, U.S. Corporate Portfolio, U.S. Inflation-Indexed Portfolio, U.S. Short-Term Portfolio, U.S. Treasury Portfolio, Worldwide Portfolio and Worldwide Core Portfolio (each individually a “Portfolio,” collectively the “Portfolios”), will be held at the offices of the Fund, 200 Park Avenue, 46th Floor, New York, New York 10166 at 9:00 a.m. on October 17, 2006 for the following purposes:

1.	To approve Advisory Agreements between the Fund on behalf of each of the Portfolios and Fischer Francis Trees & Watts, Inc. (the “Adviser”); and

2.
To approve Sub-Advisory Agreements between the Adviser on behalf of the Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio and Worldwide Core Portfolio and Fischer Francis Trees & Watts; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Fund has fixed the close of business on September 5, 2006, as the record date for the determination of the shareholders of each of the Portfolios and classes, if applicable, entitled to notice of and to vote at the meeting.

Your vote is important, no matter how many shares you own. Please read the enclosed Proxy Statement. To avoid the cost of follow up solicitation and possible adjournment, please complete the attached proxy card and return it promptly. It is important that your vote be received prior to the Meeting.

By Order of the Board of Directors,

Robin S. Meister
Secretary

September 22, 2006

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN “STREET NAME” MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA (2) John B. Smith	John B. Smith John B. Smith, Jr., Executor

FFTW FUNDS, INC.
330 Madison Avenue
New York, New York 10017
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PROXY STATEMENT
Special Meeting of Shareholders to be Held
October 17, 2006

Asset-Backed Portfolio, Broad Market Portfolio, Enhanced Equity Markets Portfolio, Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, High Yield Portfolio, International Portfolio, International Corporate Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Mortgage LIBOR Portfolio, U.S. Corporate Portfolio, U.S. Inflation-Indexed Portfolio, U.S. Short-Term Portfolio, U.S. Treasury Portfolio, Worldwide Portfolio and Worldwide Core Portfolio
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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors (the “Board”) of FFTW Funds, Inc. (the “Fund”), a Maryland corporation, to be used at a Special Meeting of the Asset-Backed Portfolio, Broad Market Portfolio, Enhanced Equity Markets Portfolio, Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, High Yield Portfolio, International Portfolio, International Corporate Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Mortgage LIBOR Portfolio, U.S. Corporate Portfolio, U.S. Inflation-Indexed Portfolio, U.S. Short-Term Portfolio, U.S. Treasury Portfolio, Worldwide Portfolio and Worldwide Core Portfolio (each individually a “Portfolio”, collectively the “Portfolios”), each a separate investment Portfolio of the Fund, to be held at the offices of the Fund, 200 Park Avenue, 46th Floor, New York, New York 10166 at 9:00 a.m. on October 17, 2006, and at any adjournments and postponements thereof (collectively, the “Meeting”). A Notice of the Meeting of Shareholders and a proxy card accompany this Proxy Statement.

At the Meeting, shareholders will be asked to consider and vote on the following:

TABLE OF PROPOSALS

Proposals		Shareholders Entitled to Vote

Proposal 1	To approve investment advisory agreements between the Fund on behalf of each of the Portfolios and Fischer Francis Trees & Watts, Inc. (“Adviser”)	All Portfolios

Proposal 2	To approve investment sub-advisory agreements between the Adviser on behalf of certain Portfolios and Fischer Francis Trees & Watts	Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio and Worldwide Core Portfolio

Solicitation of Proxies and Voting Information

The Board has set the close of business on September 5, 2006, as the record date (the “Record Date”), and only shareholders of record who owned shares of the Fund on the Record Date will be entitled to vote at the Meeting. If you do not expect to attend the Meeting, please sign and return the proxy card in the enclosed self-addressed envelope or if your shares are held in “street name” you may also vote by telephone or through the internet as indicated on the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the approval of the proposed advisory and sub-advisory agreements of the Fund as described in this Proxy Statement. Additional information regarding voting and attending the Meeting is included at the end of this Proxy Statement under “Voting Information.”

The Fund consists of 17 Portfolios, eight of which are active. The active portfolios are Global Inflation-Indexed Hedged Portfolio, International Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, U.S. Inflation-Indexed Portfolio, U.S. Short-Term Portfolio, Worldwide Portfolio and Worldwide Core Portfolio (the “Active Portfolios”). The nine inactive portfolios are Asset-Backed Portfolio, Broad Market Portfolio, Enhanced Equity Markets Portfolio, Global High Yield Portfolio, High Yield Portfolio, International Corporate Portfolio, Mortgage LIBOR Portfolio, U.S. Corporate Portfolio, and U.S. Treasury Portfolio (the “Inactive Portfolios”). Each of the Portfolios has a separate Advisory Agreement that requires shareholder approval. The Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio and Worldwide Core Portfolio also have separate Sub-Advisory Agreements that require shareholder approval.

The Fund's authorized capital stock consists of 5,000,000,000 shares, each with $.001 par value. Each Portfolio has been allocated 200,000,000 shares, with 100,000,000 shares classified as shares of the Investor Class and 100,000,000 shares classified as shares of the Advisor Class. 1,600,000,000 shares remain unallocated.

Each share outstanding on the Record Date is entitled to one vote on all matters submitted to shareholders at the Meeting, with pro rata voting rights for any fractional shares. The number of outstanding voting shares of each Portfolio as of September 5, 2006 is indicated in the following table:

Portfolio	Advisor Class Shares
Asset-Backed Portfolio	1
Broad Market Portfolio	1
Enhanced Equity Markets Portfolio	1
Global High Yield Portfolio	1
Global Inflation-Indexed Hedged Portfolio	1,872,584.955
High Yield Portfolio	1

International Portfolio	11,608,256.079
International Corporate Portfolio	1
Limited Duration Portfolio	11,391,303.624
Mortgage-Backed Portfolio	16,955,063.810
Mortgage LIBOR Portfolio	1
U.S. Corporate Portfolio	1
U.S. Inflation-Indexed Portfolio	10,797,844.326
U.S. Short-Term Portfolio	15,600,426.187
U.S. Treasury Portfolio	1
Worldwide Portfolio	16,018,245.873
Worldwide Core Portfolio	2,112,159.158

There are no outstanding shares for the Investor Class as the Investor Class has not yet been launched.

Additional information regarding share ownership of the Portfolios is included as Exhibit A.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at FFTW Funds, Inc., 200 Park Avenue, 46th Floor, New York, New York 10166, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

The presence in person or by proxy of the holders of record of a majority of the shares of a Portfolio of the Fund entitled to vote shall constitute a quorum at the Meeting for that Portfolio. If, however, such quorum shall not be present or represented at the Meeting, or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to that Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted, which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval for Proposals 1 and 2, for which the required vote is a percentage of the shares either outstanding or present at the Meeting.

Vote Required

Approval of the proposals, requires the affirmative vote of the holders of a majority of each Portfolio’s outstanding voting securities, which for this purpose and under Section 2(a)(42) of the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% or more of a Portfolio’s shares represented at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting shares of a Portfolio. Votes to ABSTAIN and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will have the same effect as votes cast AGAINST each Proposal.

Proposal 1

APPROVAL OF ADVISORY AGREEMENTS - ALL PORTFOLIOS

Description of the Transaction

The Board is soliciting votes from shareholders of the Fund with respect to a change in control of Fischer Francis Trees & Watts, Inc. (the “Adviser”). The Adviser, an investment adviser registered with the Securities and Exchange Commission (the “SEC”), is a New York corporation organized in 1972 and directly owned by Charter Atlantic Corporation (“CAC”), a holding company organized as a New York corporation. Fischer Francis Trees & Watts (the “Sub-Adviser” or “FFTW UK”), a corporate partnership organized under the laws of the United Kingdom, is an affiliate of the Adviser. FFTW UK is 99% owned by FFTW and 1% owned by Fischer Francis Trees & Watts Ltd., which is in turn owned by CAC.

In 1999, FFTW concluded a strategic alliance with BNP Paribas whereby BNP Paribas acquired a minority voting interest in FFTW, a majority economic interest and representation on its Board of Directors. Under this arrangement, FFTW retained control over daily operations and the investment process. The remaining equity interest is held by CAC employee shareholders.

On August 2, 2006, legal agreements between the employee shareholders of CAC and the BNP Paribas Group were executed pursuant to which the Adviser’s equity ownership will be restructured through the BNP Paribas Group’s purchase of the existing employee shareholders’ equity and the Adviser will become a wholly-owned, independent operating subsidiary of BNP Paribas. A new Corporate Governance agreement will be implemented granting supermajority rights to FFTW employees serving on FFTW’s Board of Directors for key business decisions. BNP Paribas Group’s proposed purchase of CAC will result in a change of control of the Adviser. Under Section 15(a)(2) of the 1940 Act, this change of control will result in the automatic termination of the existing Advisory Agreements between the Fund, on behalf of each Portfolio, and the Adviser. Because the Adviser is also a party to the existing Sub-Advisory Agreements, this change of control will also result in the automatic termination of the existing Sub-Advisory agreements between the Adviser on behalf of certain Portfolios, and the Sub-Adviser. The approximate date on which this Proxy Statement is being mailed to shareholders is September 22, 2006. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under “General Information.”

Contract Approval

Following an initial approval for two years, the 1940 Act requires a board, including the Directors who are not “interested persons” of the fund, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), to annually approve, in person at a meeting called for the purpose of voting on such proposal, the terms of the investment advisory agreement between a fund and an investment adviser. The investment advisory agreements (“Existing Advisory Agreement”) between the Fund on behalf of each Portfolio, and the Adviser were last approved on March 22, 2006, by unanimous vote of the Board (including a separate vote of the Independent Directors).

At a special meeting of the Board held on August 28, 2006, the Directors (including a separate vote of the Independent Directors), considered and unanimously approved, subject to shareholder approval, the proposed investment advisory agreements (the “Proposed Advisory Agreements”). A form of Proposed Advisory Agreement, that is representative of each of the Portfolio’s proposed agreements, is included as Exhibit B.

The anticipated change in control of the Adviser results in the automatic termination of the Existing Advisory Agreements. The terms of the Proposed Advisory Agreements between the Adviser and the Fund, on behalf of each of the Portfolios, are not materially different from the Existing Advisory Agreements.

Proposed Advisory Agreements

Under the Proposed Advisory Agreements, the Adviser is primarily responsible, among other duties, for managing the investment and reinvestment of the Portfolio’s assets, making investment decisions, supplying investment research and portfolio management services, placing purchase and sale orders for portfolio transactions, and providing the Fund and its Directors with regular reports of investment activity and statistical data. The Proposed Advisory Agreements also provide that the Adviser will bear all expenses in connection with performing its duties under the Proposed Advisory Agreements.

The Proposed Advisory Agreements provide that the Adviser will not be liable to the Fund for losses, claims, and expenses not caused by the Adviser's willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Proposed Advisory Agreements.

The Proposed Advisory Agreements are for an initial two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Independent Directors and a majority of the full Board of Directors; or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Proposed Advisory Agreements are terminable, without penalty, on 60 days’ written notice by the Board or the Adviser upon written notice to the other. The Proposed Advisory Agreements will terminate automatically upon their assignment (as defined in the 1940 Act).

The Existing Advisory Agreements were last approved by the Board on March 22, 2006 by unanimous vote of the Board (including a separate vote of the Independent Directors). The Existing Advisory Agreements have various contract dates and shareholder approval dates, which are detailed in the following table:

Portfolios	Contract Date	Date Last Submitted for Shareholder Approval
Asset-Backed Portfolio	July 7, 1998	July 7, 1998
Broad Market Portfolio	October 31, 1996	October 31, 1996
Enhanced Equity Markets Portfolio	July 7, 1998	July 7, 1998
Global High Yield Portfolio	July 7, 1998	July 7, 1998
Global Inflation-Indexed Hedged Portfolio	October 31, 1996	October 31, 1996
High Yield Portfolio	July 7, 1998	July 7, 1998
International Portfolio	February 18, 1993	February 18, 1993
International Corporate Portfolio	July 7, 1998	July 7, 1998
Limited Duration Portfolio	February 18, 1993	February 18, 1993
Mortgage-Backed Portfolio	January 2, 1996	January 2, 1996
Mortgage LIBOR Portfolio	July 7, 1998	July 7, 1998
U.S. Corporate Portfolio	July 7, 1998	July 7, 1998
U.S. Inflation-Indexed Portfolio	October 31, 1996	October 31, 1996
U.S. Short-Term Portfolio	February 27, 2001	December 6, 1989
U.S. Treasury Portfolio	October 31, 1996	October 31, 1996
Worldwide Portfolio	February 27, 2001	April 15, 1992
Worldwide Core Portfolio	March 1, 2000	November 19, 1999

With the exception of the Worldwide Core Portfolio, each Existing Advisory Agreement was last submitted for shareholder approval upon its original execution. The Worldwide Core Portfolio was last submitted for shareholder approval on November 19, 1999 to remove its expense cap and to create a separate Advisory Agreement for that Portfolio. Prior to the November 19, 1999 shareholder approval, the Worldwide Core Portfolio and Worldwide Portfolio were subject to a joint advisory agreement.

If approved by a majority vote of the outstanding shares of each Portfolio, the Proposed Advisory Agreements will become effective on the first business day following shareholder approval. If the shareholders of a Portfolio should fail to approve the Proposed Advisory Agreement for that Portfolio, the Proposed Advisory Agreement will not become effective with respect to that Portfolio.

Fees

There is no change in fees for any of the Proposed Advisory Agreements. The following table details the Advisory Fee Rates under each Proposed Advisory Agreement and the advisory fees paid to the Adviser for the year ended December 31, 2005:

Portfolios	Advisory Fee Rate	Fees Paid for the year ended December 31, 2005
Asset-Backed Portfolio	0.10%	**
Broad Market Portfolio	0.30%	**
Enhanced Equity Markets Portfolio	0.35%	**
Global High Yield Portfolio	0.50%	**
Global Inflation-Indexed Hedged Portfolio	0.40%	$9,574*
High Yield Portfolio	0.40%	**
International Portfolio	0.40%	$321,779*

International Corporate Portfolio	0.10%	**
Limited Duration Portfolio	0.35%	$165,546
Mortgage-Backed Portfolio	0.30%	$314,840
Mortgage LIBOR Portfolio	0.30%	**
U.S. Corporate Portfolio	0.10%	**
U.S. Inflation-Indexed	0.40%	$174,444
U.S. Short-Term Portfolio	0.30%	$193,729
U.S. Treasury Portfolio	0.30%	**
Worldwide Portfolio	0.40%	$447,252*
Worldwide Core Portfolio	0.40%	$84,828*

* The Adviser does not retain any compensation for this Portfolio, but instead pays this amount to the Sub-Adviser. The Sub-Adviser's annual fee is equal to the advisory fee for each of the Worldwide, Worldwide Core, International and Global Inflation-Indexed Hedged Portfolios after any waivers.

** Because each Portfolio was inactive for the year ended December 31, 2005, there were no advisory fees paid to the Adviser.

Under the terms of both the Existing Advisory Agreements and Proposed Advisory Agreements for the U.S. Short-Term Portfolio and the Worldwide Portfolio, the Adviser has agreed to reimburse the Portfolios to the extent that aggregate annual operating expenses, including the Adviser’s fee, exceeds 0.40% and 0.60%, respectively.

Board Consideration

At a meeting held on August 28, 2006, the Fund’s Board of Directors (including a separate vote of the Independent Directors) approved, subject to shareholder approval, the Proposed Advisory Agreements between the Fund, on behalf of each Portfolio, and the Adviser. Each Proposed Advisory Agreement for the eight Active Portfolios was considered and reviewed separately. The Board’s discussion for the Global Inflation-Indexed Hedged Portfolio, International Portfolio, Worldwide Portfolio, and Worldwide Core Portfolio primarily focused on the Proposed Sub-Advisory Agreements because the Sub-Adviser is primarily responsible for the day-to-day management of those Portfolios. As such, the Sub-Adviser's annual fee is equal to the advisory fee for each of the Global Inflation-Indexed Hedged, International, Worldwide, and Worldwide Core Portfolios after any waivers. The nine Inactive Portfolios were considered as part of a general discussion. There were no affiliated broker transactions for the fiscal year ended December 31, 2005.

In determining whether to approve the Proposed Advisory Agreements, the Board, including all of the Independent Directors, considered the likely impact of the change in control transaction. They noted that while the transaction would provide additional capital to the Adviser, the Adviser would remain independent in its daily operations and that the transaction was not expected to impact the nature and quality of services provided to the Funds. The Board noted that there would be no change in the management of the Portfolios as a result of the transaction. There were no material changes to the Existing Advisory Agreements. Finally, the Board re-affirmed all of their findings from the March 22, 2006 meeting when they approved each of the Existing Advisory Agreements. The factors considered by the Board at the March 22, 2006 meeting in approving each of these contracts are described further below:

Global Inflation-Indexed Hedged

As part of its review in connection with the Proposed Advisory Agreement relating to the Global Inflation-Indexed Hedged Portfolio, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. Please see Proposal 2 for a detailed discussion of the Board’s consideration of the Proposed Sub-Advisory Agreement for this Portfolio.

International

As part of its review in connection with the Proposed Advisory Agreement relating to the International Portfolio, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. Please see Proposal 2 for a detailed discussion of the Board’s consideration of the Proposed Sub-Advisory Agreement for this Portfolio.

Limited Duration

As part of its review in connection with the Proposed Advisory Agreement relating to the Limited Duration Portfolio, the Board carefully considered the following: (i) a memorandum from the Fund’s counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and Maryland law and the factors the Board should consider in its evaluation of the advisory and sub-advisory agreements (the “Dechert Memorandum”); (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s Proposed Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Short Investment-Grade Debt Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Advisory Agreement for this Portfolio.

Mortgage-Backed

As part of its review in connection with the Proposed Advisory Agreement relating to the Mortgage-Backed Portfolio, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one- and five-year periods and since inception and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Board also considered that the recent change in portfolio manager had not harmed the Portfolio’s performance. Based on the foregoing, the Board concluded that the Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s Proposed Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional U.S. Mortgage Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Advisory Agreement for this Portfolio.

U.S. Inflation-Indexed

As part of its review in connection with the Proposed Advisory Agreement relating to the U.S. Inflation-Indexed Portfolio, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one- and three-year periods and since inception and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Adviser's portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s Proposed Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Intermediate U.S. Treasury Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Advisory Agreement for this Portfolio.

U.S. Short-Term

As part of its review in connection with the Proposed Advisory Agreement relating to U.S. Short-Term, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Adviser by this Portfolio; (v) the fiduciary duty owed by the Adviser to this Portfolio with respect to such compensation; (vi) the services performed by the Adviser and the Adviser’s expertise with respect to those services; and (vii) the Adviser’s profitability.

The Board considered a number of factors in evaluating the Adviser. There was a clear consensus that the Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that the Portfolio had outperformed its benchmark in each reporting period. The Board considered those comparisons as helpful in their assessment as to whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Adviser argued in favor of approving this Portfolio’s Proposed Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Ultra-Short Obligation Funds. The Portfolio’s net advisory fee and total expenses were about equal to the industry medians. Considering these fees against the fees charged by advisers to similar funds and evaluating the Adviser’s services, the Board concluded that the fees charged by the Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Adviser as well as the Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Advisory Agreement for this Portfolio.

Worldwide

As part of its review in connection with the Proposed Advisory Agreement relating to the Worldwide Portfolio, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. Please see Proposal 2 for a detailed discussion of the Board’s consideration of the Proposed Sub-Advisory Agreement for this Portfolio.

Worldwide Core

As part of its review in connection with the Proposed Advisory Agreement relating to the Worldwide Core Portfolio, the Board carefully considered whether the Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. The Sub-Adviser is primarily responsible for the day-to-day management of the Portfolio, and the Adviser pays any compensation to the Sub-Adviser from its advisory fee. Please see Proposal 2 for a detailed discussion of the Board’s consideration of the Proposed Sub-Advisory Agreement for this Portfolio.

Inactive Portfolios

The Board then considered the Proposed Advisory Agreements between the Fund, on behalf of the Inactive Portfolios, and the Adviser. The Board noted that there were no changes to the Existing Advisory Agreements and engaged in a discussion with the Board on general matters relating to the Adviser. After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Advisory Agreements for the Inactive Portfolios.

Information Concerning Fischer Francis Trees & Watts, Inc.

The Adviser, an investment adviser registered with the SEC, is a New York corporation organized in 1972 and directly owned by CAC, a holding company organized as a New York corporation. CAC is currently owned by 15 employee shareholders and BNP Paribas. Along with its affiliates, the Sub-Adviser, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation (“FFTW Singapore”) and Fischer Francis Trees & Watts, Kabushiki Kaisha, a Japanese corporation (“FFTW Japan”), the Adviser managed over $39 billion in assets as of June 30, 2006 for numerous fixed income portfolios. FFTW Singapore and FFTW Japan are wholly owned subsidiaries of the Adviser. The Sub-Adviser is 99% owned by the Adviser and 1% owned by Fischer Francis Trees & Watts Ltd., which is in turn owned by CAC. CAC is located at 200 Park Avenue, New York, New York 10166.

The names and principal occupations of each executive member or principal executive officer of the Adviser located at 200 Park Avenue, New York, NY 10166, are set forth in the table below.

Name	Position and Title
Stephen P. Casper*	Chief Executive Officer and Managing Director of the Adviser
Philippe Lespinard	Executive Vice President, Deputy Chief Executive Officer and Managing Director of the Adviser
Michael L. Wyne*	Director of Operations/Head of Global Reporting/Analytics and Marketing and Managing Director of the Adviser
Robin S. Meister*	Chief Legal Officer, Chief Compliance Officer, and Managing Director of the Adviser
Onder J. Olcay	Managing Director of the Adviser
David J. Marmon	Managing Director of the Adviser
Adnan Akant	Managing Director of the Adviser
Roy W. Diao	Managing Director of the Adviser
Ulrich Koall	Managing Director of the Adviser
Richard S. Williams	Chief Investment Officer and Managing Director of the Adviser
Simon G. Hard	Managing Director of the Adviser
Deborah Hazell	Managing Director of the Adviser
John P. Carey	Managing Director of the Adviser
Ken Katayama	Managing Director of the Adviser
Jeffrey Trongone	Chief Financial Officer of the Adviser

* Messrs. Casper and Wyne and Ms. Meister are officers of the Fund.

Board Recommendation

THE BOARD HAS CONCLUDED THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

Proposal 2

APPROVAL OF SUB-ADVISORY AGREEMENTS - GLOBAL HIGH YIELD PORTFOLIO, GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO, INTERNATIONAL PORTFOLIO, INTERNATIONAL CORPORATE PORTFOLIO, WORLDWIDE PORTFOLIO and WORLDWIDE CORE PORTFOLIO

The 1940 Act requires a board, including the Independent Directors, to annually approve, in person, the terms of an investment sub-advisory agreement between an investment adviser and an investment sub-adviser. The current Sub-Advisory Agreements (“Existing Sub-Advisory Agreements”) were last approved on March 22, 2006 by unanimous vote of the Board (including a separate vote of the Independent Directors).

At a special meeting of the Board held on August 28, 2006, the Directors, including a separate vote of the Independent Directors, considered and unanimously approved the sub-advisory agreements (“Proposed Sub-Advisory Agreements”) between the Sub-Adviser and the Adviser on behalf of the Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio and Worldwide Core Portfolio. A form of Proposed Sub-Advisory Agreement is included as Exhibit C.

The anticipated change in control of the Adviser results in the automatic termination of the Existing Sub-Advisory Agreements because the Adviser is a party to the Agreements. The terms of the Proposed Sub-Advisory Agreements between the Sub-Adviser and the Adviser, on behalf of Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio and Worldwide Core Portfolio, are not materially different from the Existing Sub-Advisory Agreements.

Proposed Sub-Advisory Agreements

Under the Proposed Sub-Advisory Agreements, the Sub-Adviser in conjunction with the Adviser is primarily responsible, among other duties, for managing the investment and reinvestment of the Fund's assets, making investment decisions, supplying investment research and portfolio management services, placing purchase and sale orders for portfolio transactions, and providing the Fund and its Directors with regular reports of investment activity and statistical data. The Proposed Sub-Advisory Agreements also provide that the Sub-Adviser will bear all expenses in connection with performing its duties under the Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreements provide that the Sub-Adviser will not be liable to the Adviser or the Fund for losses, claims, and expenses not caused by the Sub-Adviser's willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Proposed Sub-Advisory Agreements.

The Proposed Sub-Advisory Agreements are for an initial two-year period and continue for successive annual periods thereafter provided such continuance is approved at least annually by (a) a majority of the Independent Directors and a majority of the full Board of Directors or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Proposed Sub-Advisory Agreements are terminable, without penalty, on 60 days’ written notice by the Board or the Adviser upon written notice to the other. The Proposed Sub-Advisory Agreements will terminate automatically upon their assignment (as defined in the 1940 Act).

The Existing Sub-Advisory Agreements were last approved by the Board on March 22, 2006 by unanimous vote of the Board (including a separate vote of the Independent Directors). The Existing Sub-Advisory Agreements have various contract dates and shareholder approval dates, which are detailed in the following table:

Portfolios	Contract Date	Date Last Submitted for Shareholder Approval
Global High Yield Portfolio	July 7, 1998	July 7, 1998
Global Inflation-Indexed Hedged Portfolio	October 31, 1996	October 31, 1996
International Portfolio	February 18, 1993	February 18, 1993
International Corporate Portfolio	July 7, 1998	July 7, 1998
Worldwide Portfolio	August 31, 1991	April 15, 1992
Worldwide Core Portfolio	March 1, 2000	November 19, 1999

With the exception of the Worldwide Core Portfolio, each Existing Sub-Advisory Agreement was last submitted for shareholder approval upon its original execution. The Worldwide Core Portfolio was last submitted for shareholder approval on November 19, 1999 to create a separate Sub-Advisory Agreement for that Portfolio. Prior to the November 19, 1999 shareholder approval, the Worldwide Core Portfolio and Worldwide Portfolio were subject to a joint sub-advisory agreement.

If approved by a majority vote of the outstanding shares of each Portfolio, the Proposed Sub-Advisory Agreements will become effective on the first business day following shareholder approval. If the shareholders of a Portfolio should fail to approve the Proposed Sub-Advisory Agreement for that Portfolio, the Proposed Sub-Advisory Agreement will not become effective with respect to that Portfolio.

Fees

There is no change in fees for any of the Proposed Sub-Advisory Agreements. The following table details the Sub-Advisory Fee Rates per the Existing Sub-Advisory Agreements and the sub-advisory fees paid to the Sub-Adviser for the year ended December 31, 2005:

Portfolios	Sub-Advisory Fee Rate	Fees Paid for the year ended December 31, 2005
Global High Yield Portfolio	0.50%	*
Global Inflation-Indexed Hedged Portfolio	0.40%	$9,574
International Portfolio	0.40%	$321,779
International Corporate Portfolio	0.10%	*
Worldwide Portfolio	0.40%	$447,252
Worldwide Core Portfolio	0.40%	$84,828

* Because each Portfolio was inactive for the year ended December 31, 2005, there were no sub-advisory fees paid to the Sub-Adviser.

Board Consideration

At a meeting held on August 28, 2006, the Fund’s Board of Directors (including a separate vote of the Independent Directors) approved, subject to shareholder approval, the Proposed Sub-Advisory Agreements between the Fund, on behalf of the Global High Yield, Global Inflation-Indexed Hedged, International, International Corporate, Worldwide and Worldwide Core Portfolios, and the Adviser. Each Proposed Sub-Advisory Agreement for the four Active Portfolios was considered and reviewed separately. The Global High Yield and International Corporate Portfolios were considered as part of a general discussion because of their inactive status.

In determining whether to approve the Proposed Sub-Advisory Agreements, the Board, including all of the Independent Directors, noted that there were no material changes to the Existing Sub-Advisory Agreements and also reviewed and considered the following information:

Global Inflation-Indexed Hedged

As part of its review in connection with the Proposed Sub-Advisory Agreement relating to the Global Inflation-Indexed Hedged Portfolio, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory and sub-advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the fiduciary duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the past year and since inception and noted that while the Portfolio had underperformed its benchmark over the past year it was essentially on par with its benchmark since inception nearly three years ago. The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser's portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s Proposed Sub-Advisory Agreement.

Due to the lack of global inflation-indexed funds, the Board reviewed the Fee and Expense Analysis for Institutional Global Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. In addition, the Board took note that the Portfolio’s fees were comparable to domestic inflation-indexed funds, notwithstanding the higher costs of managing an international portfolio. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreements; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Sub-Advisory Agreement for this Portfolio.

International

As part of its review in connection with the Proposed Sub-Advisory Agreement relating to the International Portfolio, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory and sub-advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the fiduciary duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one- and five-year reporting periods and since inception and noted that the Portfolio had underperformed its benchmark over the one- and five-year periods but had outpaced its benchmark in the 9-plus years since inception. The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s Sub-Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional International Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Sub-Advisory Agreement for this Portfolio.

Worldwide

As part of its review in connection with the Sub-Advisory Agreement relating to the Worldwide Portfolio, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the fiduciary duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that while the Portfolio had underperformed in relation to its benchmark over the one- and five-year reporting periods, it was slightly ahead of its benchmark over the 10-year time period. The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser's portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s Sub-Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Global Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreements; (ii) the reasonableness of the sub-advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Sub-Advisory Agreement for this Portfolio.

Worldwide Core

As part of its review in connection with the Proposed Sub-Advisory Agreement relating to the Worldwide Core Portfolio, the Board carefully considered the following: (i) the Dechert Memorandum; (ii) a report comparing the performance of this Portfolio to the performance of its applicable indices; (iii) a Lipper report comparing this Portfolio’s advisory fees and expenses to those of its peer group; (iv) the compensation paid to the Sub-Adviser by this Portfolio; (v) the fiduciary duty owed by the Sub-Adviser to this Portfolio with respect to such compensation; and (vi) the services performed by the Sub-Adviser and the Sub-Adviser’s expertise with respect to those services. The Board did not separately consider the Sub-Adviser’s profitability because the Adviser and Sub-Adviser have common ownership.

The Board considered a number of factors in evaluating the Sub-Adviser. There was a clear consensus that the Sub-Adviser was an organization that placed the interests of this Portfolio’s shareholders first, did an excellent job of communicating with the Board and has demonstrated a positive culture of compliance. The Board used the Portfolio’s performance against its benchmark as well as its Lipper peer group to provide objective comparative benchmarks against which it could assess the Portfolio’s performance. The Board considered the Portfolio’s performance over the one-, five-, and 10-year periods and noted that the Portfolio had underperformed its benchmark over the one- and five-year reporting periods but had outpaced its benchmark over the 10-year time period. The Board considered those comparisons as helpful in their assessment as to whether the Sub-Adviser was obtaining for the Portfolio’s shareholders the performance that was available in the marketplace given the Portfolio’s investment objectives, strategies, limitations and restrictions. Based on the foregoing, the Board concluded that the Sub-Adviser’s portfolio management services warranted approval. These determinations were not based merely on the materials provided at the meeting, but on the Board’s continued ongoing dealing with the Sub-Adviser. With regard to these areas, the Board was satisfied that the quality and nature of the services provided by the Sub-Adviser argued in favor of approving this Portfolio’s Sub-Advisory Agreement.

The Board reviewed the Fee and Expense Analysis for Institutional Global Income Funds. The Portfolio’s net advisory fee and total expenses were below industry medians. Considering these fees against other fees charged by advisers to similar funds and evaluating the Sub-Adviser’s services, the Board concluded that the fees charged by the Sub-Adviser are within the range of what would be attained in an arms-length negotiation. The Board based their evaluation on all material factors presented to it at this meeting, including: (i) the terms of the agreement; (ii) the reasonableness of the advisory fee in light of the nature and quality of the advisory services provided and any additional benefits received by the Sub-Adviser in connection with providing services to the Portfolio; (iii) the nature, quality, cost and extent of the services performed by the Sub-Adviser; (iv) the expense ratio of the Portfolio as compared to the expense ratios of similar funds; and (v) the overall organization and experience of the Sub-Adviser as well as the Sub-Adviser’s profitability and financial condition. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together.

After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Sub-Advisory Agreement for this Portfolio.

Inactive Portfolios

The Board then considered the Proposed Sub-Advisory Agreements between the Adviser, on behalf of the Global High Yield Portfolio and the International Corporate Portfolio, and the Sub-Adviser. The Board noted that there were no material changes to the Proposed Sub-Advisory Agreements and engaged in a discussion on general matters relating to the Sub-Adviser. After further discussion, and based on a consideration of these factors in their totality, the Board decided to approve the Proposed Sub-Advisory Agreements for the Global High Yield Portfolio and the International Corporate Portfolio.

Information Concerning FFTW UK

The Sub-Adviser, a corporate partnership organized under the laws of the United Kingdom, is an affiliate of the Adviser, and an investment adviser registered with the SEC. The Sub-Adviser is 99% owned by the Adviser and 1% owned by Fischer Francis Trees & Watts Ltd., which is in turn owned by CAC.

The names and principal occupations of each executive member or principal executive officer of the Sub-Adviser located at 2 Royal Exchange, London, UK EC3V 3RA, are set forth in the table below.

Name	Position and Title
Stephen P. Casper*	Chief Executive Officer of the Sub-Adviser
Philippe Lespinard	Executive Vice President, Deputy Chief Executive Officer and Managing Director of the Sub-Adviser
Michael L. Wyne*	Director of Operations/Head of Global Reporting/Analytics and Marketing of the Sub-Adviser
Robin S. Meister*	Chief Legal Officer, Chief Compliance Officer, Secretary, and Managing Director of the Sub-Adviser
Onder J. Olcay	Managing Director of the Sub-Adviser
David J. Marmon	Managing Director of the Sub-Adviser
Adnan Akant	Managing Director of the Sub-Adviser
Roy W. Diao	Managing Director of the Sub-Adviser
Ulrich Koall	Managing Director of the Sub-Adviser
Richard S. Williams	Chief Investment Officer and Managing Director of the Sub-Adviser
Simon G. Hard	Managing Director of the Sub-Adviser
Deborah Hazell	Managing Director of the Sub-Adviser
John P. Carey	Managing Director of the Sub-Adviser
Ken Katayama	Managing Director of the Sub-Adviser
Jeffrey Trongone	Chief Financial Officer of the Sub-Adviser

* Messrs. Casper and Wyne and Ms. Meister are officers of the Fund.

Board Recommendation

THE BOARD HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

GENERAL INFORMATION

Additional Information Regarding Proxy Solicitation

Proxy solicitations will be made, beginning on or about September 22, 2006, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund, the Adviser, the Transfer Agent of the Fund, Investors Bank & Trust Company, 200 Clarendon Street, Boston MA. The Adviser has retained Vastardis Fund Services, 41 Madison Avenue, New York, NY 10010, to aid in the solicitation of proxies.

The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Adviser. The Adviser also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

Report to Shareholders

The most recent annual and semi-annual reports of the Portfolios, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., 200 Park Avenue, New York, New York 10166 or call (800) 247-0473 and they will be sent promptly by first-class mail.

Information about Service Providers

Adviser. Fischer Francis Trees & Watts, Inc. located at 200 Park Avenue, New York, NY 10166, serves as the investment adviser to each of the Portfolios.

Sub-Adviser. Fischer Francis Trees & Watts located at 2 Royal Exchange, London, UK EC3V 3RA serves as the investment sub-adviser to the Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio and Worldwide Core Portfolio.

Distributor. Quasar Distributors Services, LLC, located at 615 E. Michigan Street, Milwaukee WI 53202, serves as the distributor of the Fund’s shares.

Custodian and Administrator. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, serves as the custodian and administrator to the Fund.

Operations Monitoring Agent. Vastardis Fund Services LLC, located at 41 Madison Avenue, New York, NY 10010 serves as the operations monitoring agent for the Fund.

Ownership of Shares

To the knowledge of the Fund, the persons shown on Exhibit A to this Proxy Statement were the record or beneficial owners of more than 5% of any class of the outstanding shares of any Portfolio as of August 1, 2006.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it currently intend to hold annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Secretary of the Fund at FFTW Funds, Inc. 200 Park Avenue, New York, NY 10166. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the Fund begins to print and mail the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Shareholder Communications with Directors

Shareholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the offices of the Fund. All communications will be forwarded directly to the Board of Directors or the individual Director.

Director Attendance at Meetings of Shareholders

Because meetings of shareholders are very infrequent, the Fund has not adopted a policy regarding Director attendance at meetings. However, Directors are encouraged to attend meetings.

Other Matters to Come Before the Meeting

The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

Voting Instructions for Shares Held in Name of Shareholder

Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder’s instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the change in the investment policy as described in this proxy statement. Any shareholder that attends the Meeting and wishes to vote in person will be given a ballot prior to the vote.

Mailing of Proxy

One proxy statement is being delivered to multiple security holders who share an address unless the Fund has received alternate instructions. Upon written or oral request, the Fund will deliver a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. A separate copy of the proxy statement may be obtained without charge by calling (800) 247-0473 or mailing a request to: FFTW Funds, Inc., 200 Park Avenue, 46th Floor, New York, NY 10166.

Voting Instructions for Shares Held in “Street Name”

Any shareholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any shareholder that attends the Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

Revoking a Proxy

Any Shareholder given a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the annual meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Meeting alone does not revoke a previous properly given proxy.

Quorum; Adjournment

A quorum of shareholders is necessary to take action at the Meeting. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting. The failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expenses.

Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder’s shares in its name, the Fund expects that the broker will be entitled to vote those shares if the matter is considered a routine item. The proposals in this proxy statement are not considered routine, therefore brokers holding the shares do not have the discretionary authority to vote on these matters. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

In the event that a quorum is not present at the Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

Exhibit A

Beneficial Ownership
(as of August 1, 2006)

U.S. Short-Term Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

McKinsey Master Retirement Trust	3,901,443 Advisor Class	21.82%
55 East 52nd Street 29th Floor
New York, NY 10055

The Dow Chemical Company	3,282,739 Advisor Class	18.36%
Dorinco 100
Midland, MI 48674

FFTW Funds Worldwide Portfolio	1,103,603 Advisor Class	6.17%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue, 46th Floor
New York, NY 10166

Monsanto Savings and Investment Plans	1,008,854 Advisor Class	5.64%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue 46th Floor
New York, NY 10166

Limited Duration Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

H E B Investment & Retirement Plan Trust	5,553,738 Advisor Class	47.88%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue 46th Floor
New York, NY 10166

Rockdale Health System Inc.	2,589,009 Advisor Class	22.32%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue 46th Floor
New York, NY 10166

Wells Fargo Bank NA	2,287,250 Advisor Class	19.72%
PO Box 1533
Minneapolis, MN 55480

McKinsey Master Retirement Trust	649,680 Advisor Class	5.60%
55 East 52nd Street 29th Floor
New York, NY 10055

Mortgage-Backed Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

International Bank For Reconstruction and Development Staff Retirement Plan	5,323,492 Advisor Class	31.47%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue 46th Floor
New York, NY 10166

International Bank For Reconstruction and Development Retirement Staff Benefits Plan	5,273,678 Advisor Class	31.17%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue 46th Floor
New York, NY 10166

The Northern Trust Co.	3,926,868 Advisor Class	23.21%
PO Box 92956
Chicago, IL 60675

FFTW Funds Worldwide Portfolio	2,045,008 Advisor Class	12.09%
c/o Fischer Francis Trees & Watts Inc.
200 Park Avenue 46th Floor
New York, NY 10166

Worldwide Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

Atwell & Co	4,229,861 Advisor Class	25.66%
4380 SW Macadam, Suite 450
Portland, OR 97239

Christian Church Foundation	3,087,794 Advisor Class	18.73%
Common Balanced Fund
PO Box 1986
Indianapolis, IN 46206

Christian Church Foundation	1,900,241 Advisor Class	11.53%
Beasley Growth Fund
PO Box 1986
Indianapolis, IN 46206

Geneva Regional Health System Inc.	1,816,003 Advisor Class	11.02%
196 North Street
Geneva, NY 14456

Community Foundation of The Ozarks Inc.	1,295,759 Advisor Class	7.86%
901 St Louis Street, Suite 701
Springfield, MO 65806

Anglerbass & Co	1,105,419 Advisor Class	6.71%
200 Newport Ave 7th Floor
North Quincy, MA 02171

Worldwide Core Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

Wendel & Co	996,780 Advisor Class	52.23%
c/o Bank of New York
PO Box 1066 Wall Street Station
New York, NY 10268

Wendel & Co	564,742 Advisor Class	29.59%
PO Box 1066 Wall Street Station
New York, NY 10268

National Financial Services Corporation	136,500 Advisor Class	7.15%
200 Liberty St 1 Financial Center
New York, NY 10281

Pershing LLC	131,935 Advisor Class	6.91%
PO Box 2052
Jersey City, NJ 07303

International Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

GE Financial Trust Company	2,467,809 Advisor Class	22.94%
3200 N Central Ave 6th Floor
Phoenix, AZ 85012

Jewish Federation of Metropolitan	2,115,004 Advisor Class	19.66%
1 South Franklin Street
Chicago, IL 60606

Fidelity Investments Institutional	1,938,169 Advisor Class	18.02%
Operations Co. Inc.
100 Magellan Way
Covington, KY 41015

MAC & Company	1,345,229 Advisor Class	12.51%
Mutual Fund Operations
P O Box 3198
Pittsburgh, PA 15230

National Financial Services Corporation	1,231,551 Advisor Class	11.45%
200 Liberty Street, 1 Financial Center
New York, NY 10281

MAC & Company	555,190 Advisor Class	5.16%
Mutual Fund Operations
P O Box 3198
Pittsburgh, PA 15230

Global Inflation-Indexed Hedged Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

McKinsey Master Retirement Trust	1,476,550 Advisor Class	74.11%
55 East 52nd Street 29th Floor
New York, NY 10055

McKinsey Master Retirement Trust	505,225 Advisor Class	25.40%
55 East 52nd Street 29th Floor
New York, NY 10055

U.S. Inflation-Indexed Portfolio

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class

McKinsey Master Retirement Trust	10,737,164 Advisor Class	99.68%
McKinsey & Company Inc.
55 East 52nd Street 29th Floor
New York, NY 10055

Exhibit B

FORM OF ADVISORY AGREEMENT

ADVISORY AGREEMENT, dated ______, 2006, between FFTW Funds, Inc., a Maryland corporation (the "Fund"), and Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser").

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Attorney-in-Fact. The Fund appoints the Adviser as its attorney-in-fact to invest and reinvest the assets of the _____________ (the "Portfolio"), as fully as the Fund itself could do. The Adviser hereby accepts this appointment.

2. Duties of the Adviser. (a) The Adviser shall be responsible for managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Adviser shall be entitled to act upon advice of counsel to the Fund or counsel to the Adviser.
(b) Subject to Section 36 of the Act, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein about the Adviser. The Fund agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c) The Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.
(d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

3. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Directors and officers of the Fund who are employees of the Adviser or its affiliates. Except as provided below, the Adviser shall not be required to pay any other expenses of the Fund, including, without limitation, organization expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokerage commissions; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; indemnification of Directors and officers of the Fund; travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof or advisors thereto held outside of New York, New York; interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation service to pricing agents, accountants, bankers and other specialists, if any; taxes and government fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations; expenses of printing and distributing reports, notices, dividends and proxy materials to existing stockholders; expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses; expenses of annual and special stockholders' meetings; costs of stationery, fees and expenses (specifically including travel expenses relating to Fund business) of Directors of the Fund who are not employees of the Adviser or its affiliates; membership dues in the Investment Company Institute; insurance premiums and extraordinary expenses such as litigation expenses.

4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser promptly at the end of each [calendar month/fiscal quarter], a fee, calculated on each day during such month, at an annual rate of ___% of the Portfolio's average daily net assets. The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Portfolio and unpaid.
(b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.
(c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

5. Purchase and Sale of Securities. The Adviser or an agent of the Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to the Fund. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

7. Right of Adviser In Corporate Name. The Adviser and the Fund each agree that the phrase "FFTW", which comprises a component of the Fund's corporate name, is a property right of the Adviser. The Fund agrees and consents that: (i) it will only use the phrase "FFTW" as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase "FFTW" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase "FFTW" or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, the Fund will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and the Fund may enter, the Fund shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase "FFTW" and following such a change, shall not use the phrase "FFTW" or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST             FFTW FUNDS, INC.

By:_______________________  By:_______________________
Robin S. Meister
Secretary

ATTEST             FISCHER FRANCIS TREES & WATTS, INC.

By:_______________________  By:_______________________
Stephen P. Casper
Managing Director

Exhibit C

FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated ____, 2006, between Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser"), and Fischer Francis Trees & Watts a corporation organized under the laws of the United Kingdom (the "Sub-Adviser").

In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Attorney-in-Fact. The Adviser appoints the Sub-Adviser as its attorney-in-fact to invest and reinvest the assets of the _______________ (the "Portfolio") of FFTW Funds, Inc. (the "Fund"), as fully as the Adviser could do. The Sub-Adviser hereby accepts this appointment.

2. Duties of the Sub-Adviser. (a) The Sub-Adviser shall be responsible for coordinating with the Adviser in managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining with the Adviser which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining with the Adviser how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Sub-Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Sub-Adviser shall be entitled to act upon advice of counsel to the Fund, counsel to the Adviser or counsel to the Sub-Adviser.
(b) Subject to Section 36 of the Act, the Sub-Adviser shall not be liable to the Adviser or the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein about the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Sub-Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c) The Sub-Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.
(d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Adviser acknowledges that the Sub-Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

3. Expenses. The Sub-Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement except as provided in Section 2(b) of this Agreement.

4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser promptly at the end of each [calendar month/fiscal quarter], a fee, calculated on each day during such month, at an annual rate of ___% of the Portfolio's average daily net assets. The Sub-Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Sub-Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Adviser and unpaid.
(b) If the Sub-Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.
(c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

5. Purchase and Sale of Securities. The Sub-Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Sub-Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Sub-Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Sub-Adviser and the Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to any other party hereto. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Sub-Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

7. Fee Waivers. The Sub-Adviser agrees to waive all or a portion of its fee to the extent necessary to meet the expense cap stated in the Fund's Registration Statement, as amended, based on a formula whereby the Adviser, Sub-Adviser and Administrator share in the waiving of fees on a pro rata basis (based on their relative fee schedules) so long as the Adviser and Administrator continues to voluntarily waive its fees.

8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST             FISCHER FRANCIS TREES & WATTS

By:_______________________  By:_______________________
Robin S. Meister
Managing Director

ATTEST             FISCHER FRANCIS TREES & WATTS, INC.

By:_______________________  By:_______________________
Stephen P. Casper
Managing Director

FFTW FUNDS, INC.
200 Park Avenue
New York, New York 10166

———————

Special Meeting of Shareholders to be Held
October 17, 2006

Asset-Backed Portfolio, Broad Market Portfolio, Enhanced Equity Markets Portfolio, Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, High Yield Portfolio, International Portfolio, International Corporate Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Mortgage LIBOR Portfolio, U.S. Corporate Portfolio, U.S. Inflation-Indexed Portfolio, U.S. Short-Term Portfolio, U.S. Treasury Portfolio, Worldwide Portfolio and Worldwide Core Portfolio

PLEASE VOTE PROMPTLY

This Proxy is solicited on behalf of the Board of Directors.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope we have provided and return it to:	FFTW Funds, Inc. c/o Vastardis Fund Services LLC 41 Madison Avenue, 30th Floor New York, NY 10010

This Proxy when properly executed will be voted in the manner (or not voted) as specified.

If no specification is made, the Proxy will be voted FOR Proposals 1 and 2.

In blue or black ink, please mark with an “X” ONLY the box(es) applicable to the portfolio(s) held by the shareholder, as identified on the reverse side of this page.

Proposal 1.	Approval of investment advisory agreements between FFTW Funds, Inc., on behalf of each of the Portfolios and Fischer Francis Trees & Watts, Inc.

Portfolio
Asset-Backed Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Broad Market Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Enhanced Equity Markets Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Global High Yield Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Global Inflation-Indexed Hedged Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
High Yield Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
International Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
International Corporate Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Limited Duration Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Mortgage-Backed Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Mortgage LIBOR Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
U.S. Corporate Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
U.S. Inflation-Indexed Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
U.S. Short-Term Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
U.S. Treasury Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Worldwide Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Worldwide Core Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐

— Continued on reverse—

— Continued from front —

FFTW FUNDS, INC.
PROXY FOR ALL PORTFOLIOS

Proposal 2.
Approval of investment sub-advisory agreements between Fischer Francis Trees & Watts, Inc. on behalf of Global High Yield Portfolio, Global Inflation-Indexed Hedged Portfolio, International Portfolio, International Corporate Portfolio, Worldwide Portfolio, Worldwide Core Portfolio and Fischer Francis Trees & Watts.

Portfolio
Global High Yield Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Global Inflation-Indexed Hedged Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
International Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
International Corporate Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Worldwide Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐
Worldwide Core Portfolio	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned hereby appoints Robin S. Meister or William E. Vastardis and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the FFTW Funds, Inc. (the “Fund”), which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund, 200 Park Avenue, 46th Floor, New York, New York 10166, on October 17, 2006 at 9:00 a.m. EST, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

Date	, 2006

NOTE:  Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

(Title(s), if applicable)

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS